                                                               EXHIBIT (g)(viii)


                          SHAREHOLDER SERVICE AGREEMENT
                                     AMENDED
                                   SCHEDULE A


Name of Fund                                           Effective Date
------------                                           --------------

Schwab 1000 Fund                                       May 1, 1993
Schwab Long-Term Government
  Bond Fund                                            May 1, 1993
Schwab Short/Intermediate
  Government Bond Fund                                 May 1, 1993
Schwab Long-Term California
  Tax-Free Bond Fund                                   May 1, 1993
Schwab Short/Intermediate
  California Tax-Free Bond Fund                        May 1, 1993
Schwab Long-Term Tax-Free Bond Fund                    May 1, 1993
Schwab Short/Intermediate
  Tax-Free Bond Fund                                   May 1, 1993
Schwab YieldPlus Fund                                  July 21, 1999


                                  SCHWAB INVESTMENTS



                                  By:      /s/ William J. Klipp
                                           ---------------------------------
                                  Name:    William J. Klipp
                                  Title:   Executive Vice President,
                                           Chief Operating Officer and Trustee



                                  CHARLES SCHWAB & CO., INC.



                                  By:      /s/ Ron Carter
                                           ----------------------------------
                                  Name:    Ron Carter
                                  Title:   Senior Vice President



Dated:
       ------------------------

                                     AMENDED
                                   SCHEDULE C
                            SHAREHOLDER SERVICE FEES


Name of Fund                                           Fee
------------                                           ---
Schwab 1000 Fund - Investor Shares                     Twenty one-hundredths of one percent (.20%) of the
                                                       class's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab 1000 Fund - Select Shares(TM)                   Five one-hundredths of one percent (.05%) of the
                                                       class's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab Long-Term Government                            Twenty one-hundredths of one percent (.20%) of the
  Bond Fund                                            Fund's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab Short/Intermediate                              Twenty one-hundredths of one percent (.20%) of the
  Government Bond Fund                                 Fund's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab Long-Term California                            Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                                   Fund's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab Short/Intermediate                              Twenty one-hundredths of one percent (.20%) of the
  California Tax-Free Bond                             Fund's average annual net assets, calculated and
  Fund                                                 payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                    Twenty one-hundredths of one percent (.20%)
                                                       of the Fund's average annual net assets,
                                                       calculated and payable on a monthly basis

Schwab Short/Intermediate                              Twenty one-hundredths of one percent (.20%) of the
  Tax-Free Bond Fund                                   Fund's average annual net assets, calculated and
                                                       payable on a monthly basis

Schwab YieldPlus Fund - Investor Shares                Twenty one-hundredths of one percent (.20%)
                                                       of the class's average annual net assets,
                                                       calculated and payable on a monthly basis

Schwab YieldPlus Fund - Select Shares                  Five one-hundredths of one percent (.05%) of the
                                                       class's average annual net assets, calculated and
                                                       payable on a monthly basis

                                     SCHWAB INVESTMENTS


                                     By:      /s/ William J. Klipp
                                              ---------------------------------
                                     Name:    William J. Klipp
                                     Title:   Executive Vice President
                                              and Chief Operating Officer


                                     CHARLES SCHWAB & CO., INC.


                                     By:      /s/ Ron Carter
                                              ---------------------------------
                                     Name:    Ron Carter
                                     Title:   Senior Vice President


Dated:
       --------------------